                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 29, 1998
                                                 -------------------




                          COLOR SPOT NURSERIES, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as specified in its charter)


       Delaware                    000-23483                     68-0363266
--------------------------------------------------------------------------------
 (State or other juris-         (Commission file                 (IRS Employer
diction of incorporation)           number)                  Identification No.)



       3478 Buskirk Avenue
    Pleasant Hill, California                                   94523
--------------------------------------------------------------------------------
      (Address of principal                                   (Zip Code)
        executive offices)




                                (510) 934-4443
--------------------------------------------------------------------------------
                (Registrant's telephone number, including area code)



                                 Not Applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On July 29, 1998, Carlos Plaza was appointed Chief Financial Officer of the Registrant, replacing Paul Yeager. Previously, Mr. Plaza was controller of Welbilt Corporation, a manufacturer of commercial food equipment where he reported directly to Marion Antonini, the chairman of the Registrant's Executive Committee.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLOR SPOT NURSERIES, INC.
                                       (Registrant)


                                       /s/ Karla Vukelich
                                       ---------------------------------------
Date:  July 30, 1998                   Karla Vukelich
                                       Secretary


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